                                             [CONFIDENTIAL TREATMENT REQUESTED]


                                    EXHIBIT 10.32

                            RESEARCH & DEVELOPMENT AGREEMENT
                                       BETWEEN
                                     SIDDCO INC.
                                         AND
                              NPS PHARMACEUTICALS, INC.
                                        DATED
                                    JULY 16, 1997

-------------------------------------------------------------------------------














                               CONFIDENTIAL TREATMENT REQUESTED
                               THE REDACTED MATERIAL HAS BEEN
                               SEPARATELY FILED WITH THE COMMISSION
                               THE APPROPRIATE SECTIONS HAVE BEEN BLACKED OUT

                                             [CONFIDENTIAL TREATMENT REQUESTED]


                           RESEARCH & DEVELOPMENT AGREEMENT
                                       BETWEEN
                                     SIDDCO INC.
                                         AND
                              NPS PHARMACEUTICALS, INC.


This RESEARCH & DEVELOPMENT AGREEMENT (the "Agreement") is effective this 16th day of July 1997 (the "Effective Date"), by and between Systems Integration Drug Discovery Company, Inc., doing business as SIDDCO, an Arizona corporation with a place of business at 2461 E. Calle Sin Pecado, Tucson, Arizona 85718 ("SIDDCO"), and NPS Pharmaceuticals, Inc., a Delaware corporation, with a place of business at 420 Chipeta Way, Salt Lake City, Utah 84108 ("NPS").

                                       RECITALS

NPS is a pharmaceutical company with expertise in research, discovery, development, and commercialization of pharmaceutical products. SIDDCO is a pharmaceutical company which will develop scientific and technical proprietary technology relating to combinatorial chemistry, and will apply this technology to discover and optimize the properties of chemical entities useful as therapeutic agents. SIDDCO also has experience in combinatorial chemistry-based drug discovery and the preclinical and clinical development of therapeutic agents.

NPS desires that SIDDCO, on behalf of NPS and in collaboration with NPS and other SIDDCO Consortium Partners, undertake a research and development effort to develop combinatorial chemistry technology, apply this technology to NPS Drug Discovery Programs with a view to discover and optimize the properties of chemical entities that may be, or with further development, may become

                                             [CONFIDENTIAL TREATMENT REQUESTED]

pharmaceutical products, and transfer this combinatorial technology to NPS during the term of this Agreement. NPS is willing to make certain payments to SIDDCO in respect of the research and development services to be performed and the combinatorial chemistry technology to be transferred (as hereinafter defined) and SIDDCO is willing to grant NPS licenses to further develop, make, use, and sell therapeutic compounds based on discoveries made from the services provided and combinatorial chemistry technology transferred to NPS, all as more fully set forth below.

NOW THEREFORE, in consideration of the mutual covenants and agreements hereafter set forth, the parties hereto agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

             The terms defined in this Article 1 shall, for all purposes of this Agreement, have the following meanings:

1.1 "AFFILIATE" means any corporation or other entity that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the designated party but only for so long as such relationship exists. For purposes of this Article, control means ownership of at least 50 percent of the shares of stock entitled to vote for directors in the case of a corporation and at least 50 percent of the interests in profits in the case of a business entity other than a corporation.

                                             [CONFIDENTIAL TREATMENT REQUESTED]

1.2 "AGREEMENT RESEARCH" means research and development, investigative and experimental work of a scientific, technical or clinical nature conducted directly or indirectly by SIDDCO for NPS pursuant to this Agreement.

1.3 "BENCH SCIENTIST" means a professional employee of SIDDCO, or an employee of a subcontractor of SIDDCO with substantially equivalent qualifications, skill and experience adequate to enable them to perform their assigned task.

1.4 "COMBINATORIAL CHEMISTRY CONSORTIUM" or "CONSORTIUM" means the group consisting of SIDDCO, NPS, and SIDDCO Consortium Partners.

1.5 "COMBINATORIAL LIBRARY(IES)" means a SIDDCO Combinatorial Library, a SIDDCO Common Library, a SIDDCO/NPS Combinatorial Library, an NPS Combinatorial Library, or a Combinatorial Library synthesized by, or on behalf of, any SIDDCO Consortium Partner or other SIDDCO collaborator.

1.6 "CONSORTIUM DEVELOPMENT TEAM" means a team lead by the Director of Consortium Chemistry and also consisting of the SIDDCO Dedicated Team Managers from each SIDDCO Consortium Partner Dedicated Project Team, and of [ CONFIDENTIAL TREATMENT REQUESTED ] additional FTE scientists per each SIDDCO Consortium Partner, as designated by SIDDCO, with notice to NPS.

1.7 "CONSORTIUM-EXCLUSIVE" means exclusive to SIDDCO and SIDDCO Consortium Partners.

                                             [CONFIDENTIAL TREATMENT REQUESTED]


1.8 "CONSORTIUM EXECUTIVE COMMITTEE" means a team consisting of one representative from NPS, as designated by NPS, a representative from each of the other SIDDCO Consortium Partners, as designated by each such partner, the SIDDCO Director of Consortium Chemistry, the President of SIDDCO, and a non-voting Consortium Manager, organized for the purpose of managing the structure, dynamics and personnel issues of the Consortium. The Consortium Executive Committee will be chaired by the President of SIDDCO and a secretary will be appointed by SIDDCO.

1.9 "CONSORTIUM LIBRARY ARCHIVE" means a collection of libraries of compounds together with library design and method of synthesis submitted, at their sole option, by SIDDCO, NPS, or other SIDDCO
     Consortium Partners.   [

                           CONFIDENTIAL TREATMENT REQUESTED]

                                             [CONFIDENTIAL TREATMENT REQUESTED]

             [

                           CONFIDENTIAL TREATMENT REQUESTED




                                                                               ]


1.10 "CONSORTIUM MANAGER" means the SIDDCO employee designated by SIDDCO with the management and tracking of the NPS and SIDDCO Consortium Partner interactions and relationships with SIDDCO.

1.11 "CONSORTIUM RESEARCH MANAGEMENT TEAM" means a team including the NPS Dedicated Team Leader, the Dedicated Team Leader of each respective SIDDCO Consortium Partner Dedicated Project Team, SIDDCO research directors of support functions (analytical, automation, computational), as appointed by SIDDCO, and chaired by the Director of Consortium Chemistry, to be its authorized representatives with respect to the matters contemplated in this Agreement for decision by the Consortium Research Management Team.

1.12 "DIRECTOR OF CONSORTIUM CHEMISTRY" means the SIDDCO chemist designated by SIDDCO with the scientific leadership of the collaboration defined in this Agreement, and similar collaborations with

                                             [CONFIDENTIAL TREATMENT REQUESTED]

     other SIDDCO Consortium Partners and the activities and productivity of the Consortium Development Team and each Dedicated Project Team.

1.13 "DRUG DISCOVERY TARGET" means a specific molecule such as a biological receptor, enzyme, or other macromolecule or its endogenous ligand or the cellular system containing such entity or entities, which is suitable, or can be made suitable, for active research in which products of SIDDCO Combinatorial Chemistry Technology and/or SIDDCO Combinatorial Chemistry Products will be used to discover a Target Product(s).

1.14 "FULL TIME EQUIVALENT", herein also referred to as FTE, means the equivalent man-hours and effort as supplied by a year-long effort of a single full-time SIDDCO employee such as a Bench Scientist.

1.15 "INTELLECTUAL PROPERTY RIGHTS" means all existing patents and all patents hereinafter issuing both United States and foreign (including any additions, divisions, continuations, continuations-in-part, substitutions, extensions, renewals, utility models and certificates of invention or reissues thereof or therefor), all copyrights, trademark rights, and other property rights and interests of every nature (to the extent that such property rights and interests are of such legal status and nature as to permit the same to be lawfully licensed, specifically including, but not limited to unpublished patent applications, unpatented inventions, ideas, data, know-how, biological material, chemical compounds, reagents and trade secrets of any kind) and all registrations and applications therefor.

                                             [CONFIDENTIAL TREATMENT REQUESTED]

1.16 "LICENSED PRODUCT" means a SIDDCO Combinatorial Chemistry Product, a SIDDCO/NPS Combinatorial Chemistry Product, or a NPS Target Product identified by or on behalf of NPS (i) from a SIDDCO Common Library,
     (ii) from synthetic efforts of the NPS Dedicated Project Team, or (iii) from a Combinatorial Library obtained from the Consortium Library Archive.

1.17 "NPS COMBINATORIAL CHEMISTRY PRODUCT" means any product (excluding Target Products or the collection of compounds contained in Combinatorial Libraries), which comprises SIDDCO Combinatorial Chemistry Technology which is: (i) identified by or on behalf of NPS, outside the course of the collaboration and which is not developed by SIDDCO or the Consortium Development Team; or (ii) a version thereof which has been modified to improve its utility or other characteristics related to the design, synthesis, analysis, tracking, evaluation, use and/or classification of combinatorial libraries and/or the compounds contained therein and all Intellectual Property Rights therein.

1.18 "NPS COMBINATORIAL LIBRARY" means a collection of compounds synthesized by or on behalf of NPS using SIDDCO Combinatorial Chemistry Technology and/or SIDDCO Combinatorial Chemistry Products, or SIDDCO/NPS Combinatorial Chemistry Products.

1.19 "NPS DEDICATED PROJECT TEAM" means a team [CONFIDENTIAL TREATMENT REQUESTED] to the satisfaction of NPS.

                                             [CONFIDENTIAL TREATMENT REQUESTED]

1.20 "NPS DEDICATED TEAM LEADER" means the [CONFIDENTIAL TREATMENT REQUESTED] authorized representative with respect to the matters contemplated in this Agreement for decision and performance by the NPS Dedicated Team Leader.

1.21 "NPS DEDICATED TEAM MANAGER" means the [CONFIDENTIAL TREATMENT REQUESTED] authorized representative with respect to the matters contemplated in this Agreement for decision and performance by the NPS Dedicated Team Manager.

1.22 "NPS TARGET" means a specific molecule such as a biological receptor, enzyme, or other macromolecule or its endogenous ligand or the cellular system containing such entities, which has been selected by NPS as the subject of active research in which SIDDCO Combinatorial Chemistry Technology and/or SIDDCO Combinatorial Chemistry Products will be used to discover a NPS Target Product(s).

1.23 "NPS TARGET PRODUCTS" means a compound identified by or on behalf of NPS based on activity in a NPS Target Assay and such compound was synthesized by or on behalf of NPS using SIDDCO Combinatorial Chemistry Technology or was obtained from a NPS Combinatorial Library, from a SIDDCO Common Library, or from a Combinatorial Library obtained from the Consortium Library Archive.

                                             [CONFIDENTIAL TREATMENT REQUESTED]

1.24 "NPS/SIDDCO EXECUTIVE MANAGEMENT TEAM" means a team chaired by a NPS management representative, as designated by NPS, including the NPS Dedicated Team Leader, the Director of Consortium Chemistry, the Consortium Manager, and the President of SIDDCO.

1.25 "OBJECTIVES" means a written statement outlining a research goal or question for an individual or team to achieve or answer, the time period in which it is estimated that such research objective should be completed, and the FTE manpower necessary to pursue the objective to completion.

1.26 "PERFORMANCE" means an evaluation of contribution to success, strategy, and originality, and how a team or an individual performed on their objectives, both in proposing the objective and realistic parameters for its completion, as well as actually what was achieved, how it was achieved, and how the achievement related to the objectives of that team, or individual, as well as evaluation of contribution made outside of the framework described by objectives, and/or outside the immediate focus of that team or individual.

1.27 "SCREENING TECHNOLOGY" means any Intellectual Property Rights now or hereafter owned by SIDDCO, or licensed to SIDDCO by a third party related to research or development work for testing compounds for activity on a Drug Discovery Target(s).

1.28 SIDDCO COMBINATORIAL CHEMISTRY PRODUCT" means any product (excluding Target Products and the collection of compounds contained in Combinatorial Libraries), related to the design, synthesis, analysis, tracking, evaluation, use and/or classification of combinatorial libraries and/or the compounds contained therein AND ALL Intellectual Property Rights therein which comprises

                                             [CONFIDENTIAL TREATMENT REQUESTED]

     SIDDCO Combinatorial Chemistry Technology and which is: (i) identified by or on behalf of SIDDCO, or by SIDDCO on behalf of any or all SIDDCO Consortium Partners, in the course of the collaboration; or (ii) a version thereof which has been modified, to improve its utility or other characteristics.

                                             [CONFIDENTIAL TREATMENT REQUESTED]


1.29 "SIDDCO COMBINATORIAL CHEMISTRY TECHNOLOGY" means all Intellectual Property Rights now or hereafter owned by SIDDCO, or licensed to SIDDCO (subject to the limitations of any such license, and subject to any applicable royalty obligation) related to the design, selection, classification and/or synthesis of chemical compounds by combinatorial strategies, and the analysis, tracking, design, evaluation, classification and/or use of chemical library compounds prepared by such means, excluding the resulting Combinatorial Libraries and Target Products.

1.30 "SIDDCO COMBINATORIAL LIBRARY" means a collection of compounds synthesized by or on behalf of SIDDCO using SIDDCO Combinatorial Chemistry Technology and/or SIDDCO Combinatorial Chemistry Products.

1.31 "SIDDCO COMMON LIBRARY" means a collection of compounds synthesized by the Consortium Development Team using SIDDCO Combinatorial Chemistry Technology and/or SIDDCO Combinatorial Chemistry Products.

1.32 "SIDDCO CONSORTIUM PARTNER" means a company which has entered into an agreement with SIDDCO similar to, and on substantially the same terms as set forth in Articles 2, 3, 5, 6, 7, 8 and 10 of this Agreement. An agreement with SIDDCO shall not be considered of a different nature or shall not be considered on fundamentally the same terms and conditions as in Articles 2, 3, 5, 6, 8, or 10 of this Agreement solely because the consideration being paid by a company to SIDDCO is not in cash, or if the Agreement is for a different initial Term.

                                             [CONFIDENTIAL TREATMENT REQUESTED]

1.33 "SIDDCO DEDICATED PROJECT TEAM" means a team designated by SIDDCO, and consisting of at least [CONFIDENTIAL TREATMENT REQUEST] SIDDCO FTE scientists, to be its authorized representatives with respect to the matters contemplated in this Agreement for decision and performance by the SIDDCO Dedicated Project Team.

1.34 "SIDDCO TARGET" means a specific molecule such as a biological receptor, enzyme, or other macromolecule or its endogenous ligand or the cellular system containing such entity or entities, which has been selected by SIDDCO as the subject of active research in which SIDDCO Combinatorial Chemistry Technology and/or SIDDCO Combinatorial Chemistry Products will be used to discover SIDDCO Target Products.

1.35 "SIDDCO TARGET PRODUCT" means a compound initially identified by or on behalf of SIDDCO based on activity in a SIDDCO Target Assay and such compound was synthesized by or on behalf of SIDDCO or was obtained from a SIDDCO Combinatorial Library, a SIDDCO Common Library, or from a Combinatorial Library obtained from the Consortium Library Archive.

1.36 "SIDDCO/NPS COMBINATORIAL CHEMISTRY PRODUCT" means any product related to the design, synthesis, analysis, tracking, evaluation, use and/or classification of combinatorial libraries and/or the compounds contained therein and all Intellectual Property Rights therein (excluding Target Products or the collection of compounds contained in Combinatorial Libraries), and which comprises SIDDCO Combinatorial Chemistry Technology and which is: (i) identified specifically

                                             [CONFIDENTIAL TREATMENT REQUESTED]

     by the NPS Dedicated Project Team in the course of the collaboration; or
     (ii) a version thereof which has been modified to improve its utility or other characteristics.

1.37 "TARGET ASSAY" means a biological assay in which compounds such as those produced by SIDDCO Combinatorial Chemistry Technology can be tested to assess their biological activity or affects on a Drug Discovery Target in order to be evaluated and/or identified as a Target Product(s).

1.38 "TARGET PRODUCT" means a compound identified from a Target Assay, or which is based upon one or more compounds initially identified in a Target Assay but which has been substantially modified.

1.39 "TERM OF THE COLLABORATION" has the meaning set forth in Article 7.

1.40 "TECHNOLOGY TRANSFER" means the virtual and physical transfer of SIDDCO Combinatorial Chemistry Technology to SIDDCO Consortium Partners.

1.41 "WORK PLAN" means the objectives which are proposed by the NPS Dedicated Project Team and the Consortium Development Team and approved by NPS and the Consortium Research Management Team, respectively.


                                   ARTICLE 2

                                  OPERATIONS

2.1  ESTABLISHMENT AND MANAGEMENT OF THE COMBINATORIAL CHEMISTRY CONSORTIUM.

                                             [CONFIDENTIAL TREATMENT REQUESTED]

     2.1.1 APPOINTMENTS: Upon execution of this Agreement, NPS shall promptly designate its representative to the (i) Consortium Executive Committee and (ii) Consortium Research Management Team.

     2.1.2 MANAGEMENT: The Combinatorial Chemistry Consortium shall be organized and managed in accordance with Addendum A attached hereto and made part hereto, as the same may be amended from time to time by written agreement of NPS, SIDDCO, and all of the other SIDDCO Consortium Partners.

2.2  NPS/SIDDCO EXECUTIVE MANAGEMENT TEAM

     2.2.1 Upon execution of this Agreement, SIDDCO and NPS shall promptly designate their respective representatives to the NPS/SIDDCO Executive Management Team. The responsibilities of the NPS/SIDDCO Executive Management Team will be to review the progress of the NPS Dedicated Project Team in light of its Work Plan and the quality and productivity of its interactions with the internal NPS drug discovery effort and with the Consortium Development Team, to address any NPS/SIDDCO collaborative issues, and generally manage the scientific and interrelationship dynamics of the NPS/SIDDCO collaboration described in this Agreement. Any member of the NPS/SIDDCO Executive Management Team may be replaced from time to time by notice from the party originally designating such member to the other party. The discussions and decisions of this team will be held under mutual confidentiality. The NPS/SIDDCO Executive Management Team may

                                             [CONFIDENTIAL TREATMENT REQUESTED]

           establish such subcommittees, task forces, or other committees, and delegate its authority thereto, as it deems appropriate.

     2.2.2 The NPS/SIDDCO Executive Management Team shall meet alternately at SIDDCO or NPS or by video or telephone conference as often as
           necessary, but at least twice a year.   The NPS/SIDDCO Executive
           Management Team shall conference (by video or phone) at least two weeks before the semi-annual meeting of the Consortium Executive Committee to address specific NPS and SIDDCO collaboration issues, identifying those issues to be placed on the Consortium Executive Committee agenda pursuant to Addendum A.

2.3  NPS DEDICATED PROJECT TEAM

     2.3.1 Upon execution of this Agreement, SIDDCO and NPS shall promptly designate their respective representatives to the NPS Dedicated Project Team. The team will meet with NPS scientists and operate under confidentially to establish Work Plan objectives, including strategic combinatorial library objectives and team objectives for the design and synthesis of combinatorial libraries and/or the optimization of active compounds to produce NPS Target Products using combinatorial approaches to synthesis. The NPS Dedicated
           Team Manager shall track the identity and composition of libraries and analytical data on all compounds delivered to NPS by the NPS Dedicated Project Team, and shall be responsible for supervising and tracking the performance of the other [CONFIDENTIAL TREATMENT REQUESTED] NPS Dedicated Project Team members, and for supervising and tracking the performance of [CONFIDENTIAL TREATMENT REQUESTED] Consortium Development Team FTE.'s. While it is the intent that the synthetic chemists assigned to this team by SIDDCO remain on the team for

                                             [CONFIDENTIAL TREATMENT REQUESTED]

           the duration of this Agreement, any member of the NPS Dedicated Project Team may be replaced from time to time by notice from the party originally designating such member to the other party.

     2.3.2 The NPS Dedicated Project Team shall meet at SIDDCO or by video or telephone conference as often as necessary, but at least once a month to review the Work Plan objectives and performance since the last meeting, propose detailed objectives for the next period, and reassess the six month objectives of the team and progress within the strategic objectives set for the team by NPS. Issues which should be addressed by the Consortium Development Team of any of the management teams should be identified and communicated to the respective teams [CONFIDENTIAL TREATMENT REQUESTED] as appropriate or deemed most effective.

     2.3.3 On a periodic basis, as directed by NPS management, the NPS Dedicated Team Leader and NPS Dedicated Team Manager shall meet with NPS management at NPS (either in person or by video or telephone conference) to present a summary of progress and proposed objectives and issues for approval and or action by NPS or its representatives to the various management teams. Once a year, as directed by SIDDCO management, the NPS Dedicated Team Leader and NPS Dedicated Team Manager shall evaluate the performance of the NPS Dedicated Team members, and propose performance goals for each to achieve for the upcoming year.

2.4  CONSORTIUM LIBRARY

                                             [CONFIDENTIAL TREATMENT REQUESTED]

     2.4.1 SIDDCO shall maintain the Consortium Library Archive during and after the Term of this Agreement. [CONFIDENTIAL TREATMENT REQUESTED]

     2.4.2 SIDDCO shall submit all SIDDCO Common Libraries to the Consortium Library Archive.

2.5  EXCLUSIVE AND DILIGENT EFFORT.

     2.5.1 During the Term of the Collaboration, SIDDCO shall collaborate confidentially with NPS in the application of SIDDCO Combinatorial Chemistry Technology to discovering NPS Target Products. SIDDCO agrees that it will undertake to conduct confidential research, through the efforts of the NPS Dedicated Project Team, as requested and directed by the NPS Dedicated Team Leader, and to use diligent efforts to follow the approved Work Plans (see attached Appendix 1 for initial [CONFIDENTIAL TREATMENT REQUESTED] Work Plan). During the term of this collaboration SIDDCO agrees to increase the FTE staffing of the NPS Dedicated Project Team, for minimum of two year contractual periods, upon receiving an NPS request and NPS funding such an increase at the then applicable SIDDCO FTE funding rate. [CONFIDENTIAL TREATMENT REQUESTED] NPS and SIDDCO shall cooperate in establishing that all of the research payments made by NPS

                                             [CONFIDENTIAL TREATMENT REQUESTED]

           to SIDDCO are contract research expenses as defined under Section 41 of the Internal Revenue Code and SIDDCO shall report to NPS on the amount of said research which is conducted in the United States.

     2.5.2 During the Term of the Collaboration, SIDDCO shall collaborate in a Consortium-Exclusive manner with SIDDCO Consortium Partners in the development and transfer of SIDDCO Combinatorial Chemistry Technology. SIDDCO agrees that it will undertake to conduct Consortium-Exclusive Combinatorial Chemistry Technology research, through the efforts of the Consortium Project Team, as requested and directed by the Director of Consortium Chemistry, the Consortium Management Team, and the Consortium Executive Committee, and to use diligent efforts to follow the approved Work Plans.


                                   ARTICLE 3

                             VISITING SCIENTIST PROGRAM


3.1 During the Term of the Collaboration, SIDDCO shall afford up to [CONFIDENTIAL TREATMENT REQUESTED] NPS Bench Scientists at a time, each spending at least [CONFIDENTIAL TREATMENT REQUESTED] at SIDDCO, the opportunity to work on the NPS Dedicated project Team and with the Consortium Development Team at SIDDCO facilities and laboratories and receive training in SIDDCO Combinatorial Chemistry Technology.

3.2 NPS shall provide [CONFIDENTIAL TREATMENT REQUESTED] written notice to SIDDCO of its intent to send NPS Bench Scientists to SIDDCO under the terms of this Article. Such notice shall indicate the planned length of stay, and the number of NPS Bench Scientists to be sent. NPS

                                             [CONFIDENTIAL TREATMENT REQUESTED]

     will be responsible for salary, benefits, transportation, housing, board, supplies budget, and any other miscellaneous costs incurred in the support of the visiting NPS bench scientists at SIDDCO and their research during their participation in the Visiting Scientist Program.

3.3 NPS Bench Scientists participating in the Visiting Scientist Program shall sign, as a representative of NPS, and NPS will use its best efforts to enforce, an agreement to maintain the confidentiality of any confidential or proprietary information relating to SIDDCO, or any other Consortium Partner, Drug Discovery Targets, Target Products, Screening Technology , or any other confidential information which does not comprise SIDDCO's Combinatorial Chemistry Technology or NPS Targets and NPS Target Products, to which the NPS Bench Scientist may become a party to while at SIDDCO.


                                  ARTICLE 4

                       PAYMENT FOR AGREEMENT RESEARCH

4.1 NPS agrees to pay to SIDDCO US. $1.2 million/year to support the full research funding of [CONFIDENTIAL TREATMENT REQUESTED] for the initial three (3) year Term of the Collaboration. The research support payments will be paid on an Effective Date quarterly basis.

4.2 NPS agrees to make its first payment on or before August 1, 1997. Subsequent payments shall be made on a quarterly basis thereafter and shall be due on the last day of business of each such quarter.

                                             [CONFIDENTIAL TREATMENT REQUESTED]

4.3 Payment under this Article 4 shall be made directly to SIDDCO at the address indicated below. Payment shall be made in United States Dollars. Payments made pursuant to this Agreement shall be sufficiently made or given on the date of mailing if sent to SIDDCO by certified mail, postage prepaid, at its address below:

                 SIDDCO, Inc.
                 2461 E. Calle Sin Pecado
                 Tucson, AZ 85718
                 Attention: Treasurer

                                             [CONFIDENTIAL TREATMENT REQUESTED]

or by Electronic Funds Transfer (EFT) to:

                 National Bank of Arizona
                 335 North Wilmot Ave
                 Tucson, AZ 85711
                 ABA Bank Routing Number 122105320
                 Account Name SIDDCO Inc.
                 Account Number  0026042508

4.4 Upon expiration of the initial Term of the Collaboration, and with the provision of six (6) months prior written notice, NPS may extend the initial Term of the Collaboration for an additional two (2) year period by agreeing to continue funding a minimum of [CONFIDENTIAL TREATMENT REQUESTED] SIDDCO FTE's
     [CONFIDENTIAL TREATMENT REQUESTED]. Further extensions to the Term of the Collaboration to gain access to SIDDCO technology will be granted by mutual agreement of NPS and SIDDCO.

4.5 After prior notice and the approval of NPS management, and as directed by the NPS Dedicated Team Leader as detailed in the approved Work Plans, and tracked by the NPS Dedicated Team Manager, the NPS Dedicated Project Team may incur other reimbursable expenses, for example, supplies and or contract costs for the synthesis of libraries, Combinatorial Chemistry Products, or Target Products for NPS in excess of US [CONFIDENTIAL TREATMENT REQUESTED]. SIDDCO shall invoice NPS for such expenses and NPS shall pay such invoices to SIDDCO within 30 days.

4.6 If NPS makes any payment hereunder in respect of which it is required by law to make any deduction or withholding, it shall pay the full amount to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and promptly thereafter shall furnish SIDDCO an original or certified copy of a receipt evidencing

                                             [CONFIDENTIAL TREATMENT REQUESTED]


     payment thereof together with such other information and documents as SIDDCO may reasonably request.

4.7 SIDDCO and NPS agree that SIDDCO will record revenue earned under this Agreement evenly across each quarter.


                                   ARTICLE 5

            OWNERSHIP OF SIDDCO COMBINATORIAL CHEMISTRY TECHNOLOGY,
             COMBINATORIAL CHEMISTRY PRODUCTS AND TARGET PRODUCTS

5.1 NPS owns and has the right to apply for, prosecute, enforce, defend and sublicense, at its sole discretion, any and all patents on all NPS Target Products.

5.2 All SIDDCO Combinatorial Chemistry Technology and SIDDCO Combinatorial Chemistry Products are the sole property of SIDDCO and their use is licensed to NPS and all SIDDCO Consortium Partners as set forth in paragraph 6.1.2.

5.3 All SIDDCO/NPS Combinatorial Chemistry Products are the sole property of SIDDCO and their use is licensed to NPS as set forth in paragraph 6.1.3.

5.4 All NPS Combinatorial Chemistry Products and technology acquired by NPS hereunder during the Term of the Collaboration shall be the sole property of NPS and their use is licensed to SIDDCO as set forth in paragraph 6.1.4.

                                             [CONFIDENTIAL TREATMENT REQUESTED]

5.5 NPS owns all combinatorial libraries developed and synthesized by or on behalf of NPS using SIDDCO Combinatorial Chemistry Technology, SIDDCO Combinatorial Chemistry Products, SIDDCO/NPS Combinatorial Chemistry Products, and/or NPS Combinatorial Chemistry Products.

5.6 All inventions made by either party relating to Combinatorial Chemistry Technology or NPS Targets, or improvements thereto, shall be the property of the party making the invention, provided that joint inventions (as determined under U.S. patent law) shall be jointly owned.

5.7 Without limiting the foregoing (paragraph 5.1, 5.2, 5.3, 5.4, 5.5, 5.6), SIDDCO reserves the right to use all SIDDCO Combinatorial Chemistry Technology and SIDDCO Combinatorial Chemistry Products for the discovery of Target Products for itself and other Consortium Partners and SIDDCO collaborators.

5.8 Each party shall make available to the other all information in its possession necessary or expedient for the filing of patent applications arising out of the Collaboration, in all countries of the world. The costs of prosecution, enforcement and maintenance of patents shall be born by the party applying therefor, or the party demanding enforcement. SIDDCO shall advise NPS of its intention to file patent applications on any inventions owned by SIDDCO relating to SIDDCO Combinatorial Chemistry Technology, SIDDCO Combinatorial Chemistry Products, on a country-by-country basis. If NPS should wish to have any such patent applications filed in any country and SIDDCO declines to file or diligently prosecute such application, SIDDCO may do so at NPS's expense.

                                             [CONFIDENTIAL TREATMENT REQUESTED]

                                     ARTICLE 6

                           LICENSE GRANTS AND RIGHTS.


6.1 Subject to the terms and conditions of this Agreement, including paragraph 9.1., SIDDCO hereby grants to NPS and its Affiliates the following rights and licenses:

     6.1.1 A worldwide, royalty free, exclusive, perpetual, license (including the right to sublicense) to make, have made, use and sell NPS Targets and NPS Target Products.

     6.1.2 A worldwide, royalty free, Consortium Exclusive, perpetual, license (without the right to sublicense) to use SIDDCO Combinatorial Chemistry Technology (to include the database of combinatorial chemistry reactions) and SIDDCO Combinatorial Chemistry Products (to include building blocks and linkers) developed during the Term of the Collaboration by SIDDCO.

     6.1.3 A worldwide, royalty free, Consortium Exclusive, perpetual, license (without the right to sublicense) to use SIDDCO/NPS Combinatorial Chemistry Products developed during the Term of the Collaboration by SIDDCO.

     6.1.4 A worldwide, royalty free, Consortium Exclusive, perpetual, license (without the right to sublicense) to use, (i) the Combinatorial Libraries obtained by NPS from the Combinatorial Library Archive during the Term of the Collaboration, and (ii) the SIDDCO Common

                                             [CONFIDENTIAL TREATMENT REQUESTED]

           Libraries synthesized by the Consortium Development Team during the Term of the Collaboration.

     6.1.5 A worldwide, royalty free, exclusive, perpetual license (without the right to sublicense) to use Combinatorial Libraries synthesized for NPS by the NPS Dedicated Project Team.

6.2 Subject to the terms and conditions of this Agreement, including paragraph 9.1, NPS hereby grants to SIDDCO and its Affiliates, the following rights and licenses.

     6.2.1 A worldwide, royalty free license, for the Term of the Collaboration, to use NPS Combinatorial Chemistry Products which are disclosed in writing by the NPS, at the sole option of NPS, to the NPS Dedicated Project Team, to design and synthesize Combinatorial Libraries for NPS.

     6.2.2 A worldwide, royalty free, perpetual license to use NPS Combinatorial Chemistry Products which are disclosed in writing by NPS, at the sole option of NPS, to the Consortium Development Team to advance SIDDCO Combinatorial Chemistry Technology and design, synthesis, analysis, and classification of Combinatorial Libraries.

     6.2.3 A worldwide, royalty free, Consortium Exclusive, perpetual license (without the right to sublicense) to use the Combinatorial Libraries obtained from NPS through the Consortium Library Archive during the Term of this Agreement subject to any restrictions placed on the use of such libraries by NPS.

                                             [CONFIDENTIAL TREATMENT REQUESTED]

     6.2.4 A worldwide, royalty free, Consortium-Exclusive, perpetual license to make, manufacture, synthesize and use, and a license to sell [CONFIDENTIAL TREATMENT REQUESTED] from the Effective Date of this Agreement Combinatorial Libraries synthesized using SIDDCO Combinatorial Chemistry Technology.

6.3 Subject to the terms and conditions of this Agreement, including paragraph 9.1, NPS hereby grants to each of the Consortium Partners the following rights and licenses.

     6.3.1 A royalty free, perpetual license to use NPS Combinatorial Chemistry Products which are disclosed in writing by NPS, at the sole option of NPS, to the Consortium Development Team to advance SIDDCO Combinatorial Chemistry Technology and design, synthesis, analysis, and classification of Combinatorial Libraries.

     6.3.2 A royalty free, Consortium Exclusive, perpetual license (without the right to sublicense) to use the Combinatorial Libraries obtained from NPS through the Consortium Library Archive subject to any restrictions placed on the use of such libraries by NPS.

     6.3.3 A royalty free, Consortium-Exclusive, perpetual license to synthesize and use, and a license to sell
           [CONFIDENTIAL TREATMENT REQUESTED] from the effective date of their respective Agreement with SIDDCO, Combinatorial Libraries synthesized using SIDDCO Combinatorial Chemistry Technology.

6.4 From time to time or upon the request of NPS, but no less frequently than on a quarterly basis, during the Term of the Collaboration, SIDDCO shall disclose to NPS in writing (or other mutually

                                             [CONFIDENTIAL TREATMENT REQUESTED]

     agreed tangible form) all SIDDCO Combinatorial Chemistry Technology, SIDDCO Combinatorial Chemistry Products and SIDDCO/NPS Combinatorial Products developed by or received by SIDDCO.

                                   ARTICLE 7

                            TERM AND TERMINATION

7.1 The provisions of Articles 2 and 3 obligating SIDDCO to perform Agreement Research for, and provide services to, NPS shall begin upon the effective date of this Agreement and shall continue for the initial Term of the Collaboration, which unless terminated earlier as provided in paragraph 7.3 or Article 8 herein, shall be for a period of three (3) years. SIDDCO shall be obligated to continue to perform the research and development services described in Articles 2 and 3 of the Agreement for an additional two year term at the option of NPS, given six month prior notice before the end of the initial three (3) year term.

7.2 In the event that NPS shall conclude not to continue the collaboration under the terms of this Agreement beyond the initial Term of the Collaboration, then, upon NPS's written request given within [CONFIDENTIAL TREATMENT REQUESTED] before the end of this Agreement, [CONFIDENTIAL TREATMENT REQUESTED]

                                             [CONFIDENTIAL TREATMENT REQUESTED]

7.3 In the event that either party commits a material default under this Agreement and fails to cure such default within thirty days after written notice specifying the default, the non-defaulting party may terminate this Agreement, provided that if the defaulting party is using its good faith efforts to cure the default, the right to cure shall continue for the duration of such efforts. The parties shall have the right to arbitrate any disputes regarding this paragraph 7.3 in accordance with Article 10.

7.4 The rights and licenses granted to NPS by SIDDCO under paragraph 6.1 herein, shall survive termination of the collaboration portion of this Agreement.

                                   ARTICLE 8

                      TERMINATION DUE TO CHANGE IN CONTROL

8.1 SIDDCO has the right to terminate this Agreement, with approval of the Consortium Executive Committee, in the event of a change of control of NPS. In the event of termination of this Agreement due to a change in control, NPS or its successor company is obligated to pay all remaining contracted research funding for the remainder of the Term of the Collaboration or 12 months from the date of termination by SIDDCO, whichever is shorter, in order to maintain the optimal functioning of the Consortium for the benefit of all other Consortium Partners. Following termination due to change of control, [CONFIDENTIAL TREATMENT REQUESTED]

                                             [CONFIDENTIAL TREATMENT REQUESTED]

8.2 In furtherance of, rather than in limitation of the rights and licenses granted to NPS elsewhere herein, after termination or cancellation of this Agreement, NPS has the right to use the SIDDCO Combinatorial Chemistry Technology, SIDDCO Combinatorial Chemistry Products and SIDDCO/NPS Combinatorial Chemistry Products licensed and disclosed to NPS by SIDDCO before the date of termination or cancellation.

                                    ARTICLE 9

                            LIMITATION OF ASSIGNMENT.

9.1 This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign or transfer its rights or obligations thereunder to another company or person, except as herein expressly provided or permitted or except to a successor to substantially the whole of its business relating to the subject matter of this Agreement and then only subject to the terms and provisions hereof, and as specifically described in paragraph 8.1, except that either party may, with the consent of the other party, which consent shall not be unreasonably withheld, extend or transfer all or any portion of its rights thereunder to any of its Affiliates that shall agree to be bound by the provisions hereof relating to the assigned rights with the same effect as if it were named herein but the assignor shall continue to be responsible for performance by such Affiliate of its obligations thereunder. Subject to the foregoing provisions of this
     Article 9 and Article 13, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. SIDDCO shall have the right to subcontract its obligations thereunder to a third party, provided that SIDDCO shall remain primarily liable to NPS for its obligations thereunder.

                                             [CONFIDENTIAL TREATMENT REQUESTED]

9.2 Notwithstanding the above limitations on assignment, SIDDCO may, at its sole option, without the written consent of NPS, assign its right to receive payments due hereunder. The assignment of such right by SIDDCO shall in no way relieve SIDDCO of any of its obligations and duties hereunder and NPS's payment obligations hereunder shall continue to be contingent on SIDDCO's performance of such obligations and duties. SIDDCO hereby releases NPS from all claims and liabilities which arise or result from NPS's payment to a third party under this provision.


                                    ARTICLE 10

                                   ARBITRATION.


10.1 In the event of any controversy or claim arising out of or relating to this Agreement, the party asserting such claim shall first inform the other party, in writing, of the specific nature of the dispute, the pertinent provisions of this Agreement, and its proposed resolution.
     The Parties shall attempt to resolve the dispute through good faith negotiations for a period of thirty days, unless the asserting party is suffering irreparable harm, in which case appropriate further action may be taken immediately.

10.2 If such efforts are not successful, the dispute shall be submitted to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association by a panel of three Arbitrators knowledgeable as to the subject matter of the dispute, one appointed by NPS, one by SIDDCO, and the third appointed by the two NPS/SIDDCO-selected Arbitrators. Judgment upon any matter submitted to the Arbitrator(s) may be entered in any court having jurisdiction thereof.

                                             [CONFIDENTIAL TREATMENT REQUESTED]

     The Panel shall make its decision bearing in mind the intent of the parties, as reflected herein, to pursue a scientific collaboration directed toward the development of SIDDCO Combinatorial Chemistry Technology and the application of this technology to NPS Drug Discovery Targets with a view to discover and optimize the properties of chemical entities that may be, or with further development, may become pharmaceutical Target Products, and transfer this combinatorial technology to NPS within the terms of this Agreement.

10.3 The panel shall be instructed to make their determination on the basis of "baseball arbitration" principles, where appropriate, that is, each party shall submit its position, and the panel shall select one of these positions as its decision. Each party may revise its position in response to the other party's position provided that the proceedings shall not be unduly delayed. The arbitrators shall have the right to order discovery as they deem appropriate, and to order injunctive relief and the payment of attorney's fees, costs, and other damages excluding punitive damages. Any arbitration conducted thereunder shall take place in Tucson, Arizona.

10.4 The parties acknowledge that it is theoretically possible for a compound to be a Target Product of more than one Drug Discovery Target, and that such Drug Discovery Targets may be the subject of research by SIDDCO on behalf of different SIDDCO Consortium Partners. In such event, the commercial use of the Target Product will be licensed to the SIDDCO Consortium Partner where the Target Product was first identified as active in the applicable Target Assay. The other SIDDCO Consortium Partner will be licensed to make and use the Target Product only for research and Target Product discovery purposes. SIDDCO shall use its best efforts to inform NPS of any such conflict. If SIDDCO is not able to determine which Target Assay activity was first identified,

                                             [CONFIDENTIAL TREATMENT REQUESTED]

     then rights to the Target Product shall be determined by arbitration among the affected parties in accordance with this Article.

                                             [CONFIDENTIAL TREATMENT REQUESTED]

                                   ARTICLE 11

                                   INDEMNITY

11.1 NPS agrees to indemnify SIDDCO and/or its Affiliates from and against any liability suffered by SIDDCO and/or its Affiliates which is attributable to manufacture, use or sale of an NPS Target Product, NPS Combinatorial Chemistry Product, or other NPS technology relating to SIDDCO Combinatorial Chemistry Technology, provided NPS shall have sole control of the defense and settlement of such liability.

11.2 Whenever any claim shall arise for indemnification under this Article 11, the Indemnified Party shall notify the party or parties (as the case may be) against whom indemnification is sought (whether one party or more, the "Indemnifying Party") in writing by registered mail within 30 days after the Indemnified Party has actual knowledge of the facts constituting the basis for such claim. Such notice shall specify all facts known to the Indemnified Party-giving rise to such indemnification right and the amount or an estimate of the amount of the liability arising therefrom. The right to indemnification hereunder and the amount or the estimated amount thereof, as set forth in such notice, shall be deemed agreed to by the Indemnifying Party unless, within 30 days after the receipt of such notice, the Indemnified Party is notified in writing that the Indemnifying Party disputes the right to indemnification as set forth or estimated in such notice.

11.3 If the facts giving rise to any such indemnification shall involve any actual or threatened claim or demand by a third party against the Indemnified Party or any possible claim by the Indemnified Party against any third party, the Indemnifying Party shall be entitled (without prejudice to the

                                             [CONFIDENTIAL TREATMENT REQUESTED]

     right of the Indemnified Party to participate at its expense through counsel of its own choosing) at its expense and through counsel of its own choosing to defend or prosecute such claim, provided, however, that if by reason of the claim of such third party a lien, attachment, garnishment or execution is placed upon any of the property or assets of the Indemnified Party, the Indemnifying Party, if it desires to exercise its right to defend or prosecute such suit, shall furnish a satisfactory indemnity bond to obtain the prompt release of such lien, attachment, garnishment or execution. The Indemnified Party shall cooperate in the defense or prosecution of such claim, but shall be entitled to be reimbursed for all costs and expenses incurred by it in connection therewith.

                                   ARTICLE 12

                                  INFRINGEMENT

12.1 In the event that the exclusive or Consortium-Exclusive rights of NPS under any SIDDCO patent shall be infringed by a third party, SIDDCO shall cooperate with NPS in the enforcement of NPS's rights to NPS Target Products and as a Consortium-Exclusive licensee of SIDDCO Combinatorial Chemistry Technology against such third party at the sole expense of NPS. SIDDCO shall not be obligated to initiate any such action against a third party. SIDDCO and each Consortium Partner shall be entitled to receive a share of the net recovery from such action regarding SIDDCO Combinatorial Chemistry Technology in proportion to the number of Consortium Partners, after all expenses of litigation are paid. In the event SIDDCO elects to initiate or participate in such action, NPS shall cooperate with SIDDCO at SIDDCO's expense.

                                             [CONFIDENTIAL TREATMENT REQUESTED]

                                   ARTICLE 13

                     CONFIDENTIAL INFORMATION; PUBLICATIONS


13.1 Any non-public information provided by either party to the other pursuant to this Agreement shall be considered confidential information, and shall not be used or disclosed for any purpose except as provided herein, for the Term of the Collaboration and for five years thereafter. This obligation shall not apply to information which:

     13.1.1 The receiving party can establish by written documentation in existence prior to the disclosure, was previously known to the receiving party prior to disclosure thereunder;

     13.1.2 Is or becomes publicly available other than through the act of the receiving party;

     13.1.3 Is received from a third party without obligation of confidentiality and without breach of an obligation of confidentiality; or

     13.1.4 Is disclosed by order of a court or regulatory authority, provided that the disclosing party shall be given prompt notice of such order. And a reasonable opportunity to minimize and otherwise protect such disclosure, with the reasonable cooperation of the receiving party.

                                             [CONFIDENTIAL TREATMENT REQUESTED]


13.2 Upon execution of this Agreement, NPS and SIDDCO shall prepare and issue a joint press release announcing the entering into of this Agreement. The provisions of such press release are subject to the mutual approval of each party, which approval shall not be unreasonably withheld.

13.3 It is the intent of the parties to permit the publication of developments in the Collaboration in order to further the development of science and the credibility of NPS and SIDDCO in the scientific, business, and financial community. Publication shall be delayed as necessary to permit the filing of patent applications or to maintain trade secrets within the Combinatorial Chemistry Consortium, or as otherwise directed by the Consortium Research Management Team or the NPS/SIDDCO Executive Management Team. Nothing in this Article 13 shall authorize either party to publish the confidential information of the other party.

13.4 Each party shall have a written agreement with each of its employees or consultants having access to confidential information of the other party reflecting the obligations set forth in this Article 13.

13.5 NPS and each SIDDCO Consortium Partner shall have a written agreement with its Visiting Bench Scientists and [CONFIDENTIAL TREATMENT REQUESTED] and its other representatives appointed to the various teams and committees described herein, and SIDDCO shall have a written agreement with its NPS Dedicated Project Team members, Consortium Development Team members, and its representatives to the various teams and committees described herein, that any non-public information provided by any party to the other, whether advertently or inadvertently, pursuant to Target Products of another Consortium Partner, during the pursuit of this collaboration, shall be considered confidential information, and shall not be used or disclosed for any purpose except as

                                             [CONFIDENTIAL TREATMENT REQUESTED]

     provided herein, for the Term of the Collaboration and for five years thereafter. This obligation shall not apply to information which is expressly excluded pursuant to paragraphs 13.1.1 through 13.1.4.

13.6 The parties agree that each shall not knowingly export or re-export, directly or indirectly, any information, technical data, samples or equipment received or generated thereunder in violation of any applicable United States government regulations, including but not limited to Part 779 of the United States Department of Commerce Export Control Regulations.

13.7 SIDDCO shall not knowingly transfer to NPS any Combinatorial Chemistry Technology, Combinatorial Chemistry Products, Combinatorial Libraries, or Target Products licensed by SIDDCO, which represent a violation of applicable United States government regulations or the license terms.

13.8 Except for its obligation to the SIDDCO Consortium Partners SIDDCO agrees not to transfer or license the SIDDCO Combinatorial Chemistry Technology that is the subject of this Agreement to other companies for a period of [CONFIDENTIAL TREATMENT REQUESTED] from the date of this Agreement.

13.9 NPS and each SIDDCO Consortium Partner shall have a written invention assignment agreement with its Visiting Bench Scientists and NPS Dedicated Project Team Leader, and its other representatives, and SIDDCO shall have a written invention assignment agreement with its NPS Dedicated Project Team members, Consortium Development Team members, and its

                                             [CONFIDENTIAL TREATMENT REQUESTED]


     representatives, that any inventions shall be assigned, with the payment of $1.00, to their respective company of employment, as such inventions pertain to the subject of this Agreement, to be in effect for the Term of the Collaboration and for [CONFIDENTIAL TREATMENT REQUESTED] thereafter.

                                             [CONFIDENTIAL TREATMENT REQUESTED]


                                    ARTICLE 14

                         REPRESENTATIONS AND WARRANTIES

14.1 SIDDCO hereby represents and warrants that it is duly organized and has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

14.2 NPS represents and warrants that it is duly organized, is authorized to enter into this Agreement and to perform its obligations thereunder, and that this Agreement, when executed as indicated below will be a binding obligation of the parties hereto.

14.3 SIDDCO does not guarantee the validity of any future patent rights licensed hereunder and makes no representation with regard to the scope or patentability of the SIDDCO Combinatorial Chemistry Technology or that such patent rights may be exploited by NPS or an Affiliate without infringing other patents.

14.4 EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER PARTY MAKES ANY
     REPRESENTATION OR WARRANTY TO THE OTHER AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER WARRANTY OF ANY KIND WHATSOEVER AS TO ANY PRODUCT, TECHNOLOGY, OR SERVICE TO BE PROVIDED THEREUNDER.

                                             [CONFIDENTIAL TREATMENT REQUESTED]


                                    ARTICLE 15

                                     NOTICES

15.1 Any notices required or permitted to be given to, or served upon, either party hereto pursuant to this Agreement shall be sufficiently given or served if sent to such party by registered air mail and (if urgent) by facsimile, addressed to it at its address as set forth below, or to such other address or call number as it shall designate by written notice given to the other party:

To SIDDCO:

                     SIDDCO, Inc.
                     2461 East Calle Sin Pecado
                     Tucson, Arizona 85718
                     Attention: Executive Vice President, Business Development

                 With a copy to

                     Bryan E. Daum, Attorney at Law
                     1760 East River Road, Suite 115
                     Tucson, Arizona 85718

To NPS:

                     NPS Pharmaceuticals, Inc.
                     420 Chipeta Way
                     Salt Lake City, UT 84108
                     Attention:  Vice President, Research

                 With a copy to
                     NPS Pharmaceuticals, Inc.
                     420 Chipeta Way
                     Salt Lake City, UT 84108
                     Attention:  Office of General Counsel

                                             [CONFIDENTIAL TREATMENT REQUESTED]


                                   ARTICLE 16

                                  MISCELLANEOUS

16.1 No modification or amendment of this Agreement shall be valid or binding upon the parties hereto unless made in writing and signed on behalf of each of the parties hereto by their respective duly authorized officers.
      This Agreement shall be construed in accordance with, and governed by, the laws of Arizona excluding choice of laws. In the event that any provision of this Agreement is held to be invalid or unenforceable in any jurisdiction, such provision shall be deemed stricken in such jurisdiction, and the remainder of this Agreement shall be given full force and effect consistent with the intent of the parties. Neither party shall be held liable for any failure or delay in performance which is cause by fire, flood, earthquake, embargo, government regulation, prohibition or intervention, act of war (whether declared or not), strikes, acts of God, or any other cause beyond the reasonable control of the affected party.

16.2 SIDDCO shall offer to NPS, as an amendment to this contract after its signing, any substantive change affecting the ownership, licensing, or transfer of technology to Consortium Partners which are part of a subsequent Consortium Agreement with SIDDCO and any other Consortium Partner.

                                             [CONFIDENTIAL TREATMENT REQUESTED]


            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed effective the day and year first above written.


SIDDCO, INC.                          NPS PHARMACEUTICALS, INC.



By: /s/ BRUCE SELIGMAN                By: /s/ HUNTER JACKSON
    ------------------------------        ------------------------------
                                               Hunter Jackson, Ph.D.

Its:     President and CEO            Its:     President and CEO
    ------------------------------        ------------------------------

Date: July 16, 1997                   Date: July 16, 1997
     -----------------------------         -----------------------------

                                             [CONFIDENTIAL TREATMENT REQUESTED]


                                      ADDENDUM A
                                        TO THE
                          RESEARCH AND DEVELOPMENT AGREEMENT
                                       BETWEEN
                                     SIDDCO, INC.
                                         AND
                              NPS PHARMACEUTICALS, INC.

-------------------------------------------------------------------------------

                          SIDDCO CONSORTIUM PARTNER PROGRAM

[




                           CONFIDENTIAL TREATMENT REQUESTED





                                                                              ]

                                             [CONFIDENTIAL TREATMENT REQUESTED]


[




                           CONFIDENTIAL TREATMENT REQUESTED




                                                                              ]

                                             [CONFIDENTIAL TREATMENT REQUESTED]

[







                           CONFIDENTIAL TREATMENT REQUESTED







                                                                              ]

                                             [CONFIDENTIAL TREATMENT REQUESTED]

[







                           CONFIDENTIAL TREATMENT REQUESTED







                                                                              ]

                                             [CONFIDENTIAL TREATMENT REQUESTED]


[







                           CONFIDENTIAL TREATMENT REQUESTED







                                                                              ]

                                             [CONFIDENTIAL TREATMENT REQUESTED]


[







                           CONFIDENTIAL TREATMENT REQUESTED







                                                                              ]

                                             [CONFIDENTIAL TREATMENT REQUESTED]

[







                           CONFIDENTIAL TREATMENT REQUESTED







                                                                              ]

                                             [CONFIDENTIAL TREATMENT REQUESTED]

[







                           CONFIDENTIAL TREATMENT REQUESTED







                                                                              ]

                                             [CONFIDENTIAL TREATMENT REQUESTED]


                                      APPENDIX I

                                 SIX MONTH WORK PLAN
[







                           CONFIDENTIAL TREATMENT REQUESTED







                                                                              ]

                                             [CONFIDENTIAL TREATMENT REQUESTED]



[







                           CONFIDENTIAL TREATMENT REQUESTED







                                                                              ]


                                       2